OPPENHEIMER BOND FUND
Annual Report December 31, 1995








[photo]



[logo] OppenheimerFunds-r-

YIELD
STANDARDIZED YIELD
For the 30 Days Ended 12/31/95 (3)
Class A
6.14%
Class B
5.69%
Class C
5.70%

This Fund is for people who want solid INCOME.

HOW YOUR FUND IS MANAGED
Oppenheimer Bond Fund's portfolio is made up primarily of corporate bonds and government securities.

Of these investments, corporate bonds often offer higher yields, but can come in all different levels of quality. That's why your Fund's manager is careful to allocate assets to seek high yields with less risk, thereby offering the potential for high current income.

PERFORMANCE
Total return at net asset value for the 12 months ended 12/31/95 was 16.94% for Class A shares and 16.06% for Class B shares. (1)

Your Fund's average annual total returns at maximum offering price for Class A shares for the 1- and 5- year periods ended 12/31/95 and since inception of the Class on 4/15/88 were 11.38%, 8.33% and 8.05%, respectively. For Class B shares, average annual total returns for the 1-year period ended 12/31/95 and since inception of the Class on 5/1/93 were 11.06% and 4.40%, respectively. (2)


OUTLOOK
"Our outlook is good. We expect a continuation of the current soft landing scenario -- a period of slow but steady growth with low inflation, which should be a good environment for both stocks and bonds. In this type of a market, we expect to see low interest rate volatility."

David Rosenberg and David Negri
Portfolio Managers
December 31, 1995


Total returns include change in share price and reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. For more complete information, please review the prospectus carefully before you invest.

1. Based on the change in net asset value per share for the period shown, without deducting any sales changes. Such performance would have been lower if sales charges were taken into account.
2. Class A returns show results of hypothetical investments on 12/31/94, 12/31/90 and 4/15/88 (since inception), after deducting the current maximum initial sales charge of 4.75%. The Fund's maximum sales charge rate for Class A shares was lower during a portion of some of the periods shown, and actual investment results will be different as a result of the change. Class B returns show results of hypothetical investments on 12/31/94 and 5/1/93 (inception of class), and the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C cumulative total return since inception (7/11/95) was 2.76%. An explanation of the different performance calculations is in the Fund's prospectus.
3. Standardized yield is net investment income calculated on a yield-to-maturity basis for the 30-day period ended 12/31/95, divided by the maximum offering price at the end of the period, compounded semiannually and then annualized. Falling net asset values will tend to artificially raise yields.

 2  Oppenheimer Bond Fund

[photo]
James C. Swain
Chairman
Oppenheimer Bond Fund

[photo]
Bridget A. Macaskill
President
Oppenheimer Bond Fund



Dear OppenheimerFunds Shareholder,

The bond market amply rewarded patient investors in 1995.

One year ago, many fixed-income investors had negative returns, as a surging economy pushed interest rates higher and bond prices lower. But a vigilant Federal Reserve Board helped slow the economy down by early 1995, lowering the fear of inflation. And by the summer, after a quarter in which GDP growth was just 1.3%, the Fed began to lower short-term interest rates.

In the Fall, a balanced federal budget was on the front burner in Washington, suggesting to foreign investors that the U.S. was finally addressing its debt burden, which helped stabilize the U.S. dollar, making U.S. fixed-income investments more attractive to international investors.

Throughout 1995, inflation and economic growth came in at less than 3%. As a result, the yield on the benchmark 30-year U.S. Treasury bond fell to 6% from nearly 8% the year before. And patient investors saw the value of their higher paying bonds appreciate substantially. In 1995, while the stock market was up 35%, bonds rose as much as 20%, depending on the type of security.

Overall, the best performing sector of the bond market was the 30-year U.S. Treasury bond. This is because when interest rates are falling, bonds with the longest maturities appreciate the most in price. Another excellent performing sector in 1995 was high quality corporate bonds. Although a slowing economy often raises credit worries about Corporate America, the continuation of strong corporate profits offset these concerns.

After having such a good year, where does the bond market go from here? Unlike stocks, which have infinite upside potential, bonds have a constraint. For bonds to do well, interest rates must remain steady or continue to fall. And when interest rates are low already, there is only so far they can decline. But if low inflation can be maintained and if a budget accord is reached, a positive environment can continue to exist.

We believe that the general long-term trend for the U.S. economy is slow growth and low inflation. Moving into 1996, we're looking for even slower growth than we saw in 1995, which should be an excellent environment for bond investors.

Your portfolio manager discusses the outlook for your Fund in light of these broad issues on the following pages.

Thank you for your confidence in OppenheimerFunds, and we look forward to helping you reach your investment goals in the future.

/s/  James C. Swain
James C. Swain

/s/  Bridget A. Macaskill
Bridget A. Macaskill



January 22, 1996

3  Oppenheimer Bond Fund

Q + A

[photo][photo]

Q What helped overall performance?

An interview with your Fund's managers.

HOW HAS THE FUND PERFORMED OVER THE PERIOD?
The Fund's total return has been very good. The combination of declining interest rates and low inflation led to an exceptionally strong rally in the bond market over the past year, which we've benefited from along with other bond funds. Additionally, our new strategic investment approach during an already strong market has also helped the overall performance of the Fund.

WHAT INVESTMENTS MADE A POSITIVE CONTRIBUTION TO PERFORMANCE?
This year's declines in interest rates led to a very strong rally in Treasuries. So, especially in the first half, the Fund's holdings there paid off. Since July, however, we've reduced our Treasury allocation to slowly rework our assets toward our new diversification strategy of emphasizing investments in different categories of U.S. government and corporate bonds. This new strategy allows us to pursue good income-producing investments while being diversified to help reduce risk.

Over the course of the year, the Fund's performance was also helped by our corporate bond holdings, many of which reacted favorably to the successes of their underlying companies.

WERE THERE ANY INVESTMENTS THAT DIDN'T PERFORM AS WELL AS EXPECTED?
The mortgage-backed sector, an area which we still believe has great long-term potential, performed relatively poorly over the period. This was primarily due to investors' fears that lower rates would mean an increase in mortgage prepayments.

WHAT AREAS ARE YOU CURRENTLY TARGETING?
Our strategy over recent months has been to invest primarily in the U.S. to get a broad base

[photo]

 4  Oppenheimer Bond Fund

FACING PAGE
Top left:  David Negri, Portfolio Manager, with Mark Frank,
Member of Fixed Income Investments Team

Top right:  David Rosenberg, Portfolio Manager

Bottom left:  Len Darling, Executive VP, Director of Fixed Income
Investments

THIS PAGE
Top:  David Negri and Mark Frank

Bottom:  David Rosenberg with Leslie Falconio and Gina Palmieri,
Members of Fixed Income Investment Team

[photo]

A Our new strategic investment approach.

of the U.S. market. Thus, we've broadened our investment categories to include new assets that can help us target the best opportunities in the market. Our aim is to achieve the following goals -- to provide higher yield and higher total return potential, to have more flexibility so we can take advantage of a broad range of investment opportunities, and to decrease volatility by increasing diversification across asset classes.

One of the areas we've added to is the corporate sector. With an expectation for continued slower growth in the economy, we're underweighting utilities and cyclicals such as mining and metals companies. We are currently in favor of companies that can expect to experience earnings growth in excess of the growth rate of the economy -- such as cable, telecommunications, broadcasting, and media firms.

We've also added an allocation to non-agency mortgage-backed securities, which are mortgage loans underwritten by banks rather than by the government. Non-agency mortgages, though having a higher risk of issuer default, have an advantage in that they tend to offer higher yields than government agency mortgages. Because prepayment risk decreases when interest rates increase, investors often favor mortgage-backed securities over other types of bonds in increasing rate environments. Thus, adding to mortgage holdings helps to lower interest rate risk and the overall volatility of the portfolio.

WHAT IS YOUR OUTLOOK FOR THE FUND?
Our outlook is good. We expect a continuation of the current soft landing scenario -- a period of slow but steady economic growth with low inflation, which should be a good environment for both stocks and bonds. In this type of a market, we expect to see low interest rate volatility.

In terms of the Treasury market, where we've seen the best performance over the past year, we believe most of the gains have already been experienced. With expectations for limited further appreciation in Treasuries, our new diversification strategy has come at a good time. As the coming year unfolds, we expect our reconfigured portfolio to perform well in terms of both yield and return.//

[photo]

 5  Oppenheimer Bond Fund

      ------------------------------------------------------------------------------------------------------------------------------
      STATEMENT OF INVESTMENTS December 31, 1995

                                                                                                FACE                   MARKET VALUE
                                                                                                AMOUNT(1)              SEE NOTE 1
====================================================================================================================================
CERTIFICATES OF DEPOSIT - 0.1%
------------------------------------------------------------------------------------------------------------------------------------
       Citibank CD, 13%, 5/6/96(2)CLP                                                           $ 49,956,445           $    122,853
       -----------------------------------------------------------------------------------------------------------------------------
       Indonesia (Republic of) Bank Negara CD, Zero Coupon,
       15.914%, 6/17/96(2)(3)IDR                                                                 500,000,000                201,253
                                                                                                                       -------------
       Total Certificates of Deposit (Cost $337,372)                                                                        324,106
====================================================================================================================================
ASSET-BACKED SECURITIES - 2.2%
------------------------------------------------------------------------------------------------------------------------------------
AUTO LOAN - 2.2%
       -----------------------------------------------------------------------------------------------------------------------------
       Daimler-Benz Vehicle Trust, Series 1994-A, Cl. A, 5.95%,
       12/15/00                                                                                      440,645                441,373
       -----------------------------------------------------------------------------------------------------------------------------
       Ford Credit Grantor Trust, Series 1994-B, Cl. A, 7.30%,
       10/15/99                                                                                      959,109                977,390
       -----------------------------------------------------------------------------------------------------------------------------
       General Motors Acceptance Corp., Grantor Trust, Series
       1992-E, Cl. A, 4.75%, 8/15/97                                                                 192,999                192,154
       -----------------------------------------------------------------------------------------------------------------------------
       Nissan Auto Receivables Grantor Trust, Series 1994-A,
       Cl. A, 6.45%, 9/15/99                                                                       1,289,223              1,300,091
       -----------------------------------------------------------------------------------------------------------------------------
       World Omni Automobile Lease Securitization Trust,
       Series 1994-A, Cl. A, 6.45%, 9/25/00                                                        1,705,242              1,716,958
                                                                                                                       -------------
       Total Asset-Backed Securities (Cost $4,581,131)                                                                    4,627,966
====================================================================================================================================
MORTGAGE-BACKED OBLIGATIONS - 29.6%
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY - 22.7%
------------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED - 12.7%
        ----------------------------------------------------------------------------------------------------------------------------
       Federal Home Loan Mortgage Corp.:
       Certificates of Participation, 9%, 3/1/17                                                     684,842                727,563
       Certificates of Participation, Series 17-039, 13.50%,
       11/1/10                                                                                        75,372                 89,209
       Certificates of Participation, Series 17-094, 12.50%,
       4/1/14                                                                                         40,781                 47,205
       Collateralized Mtg. Obligation Gtd. Multiclass Certificates
       of Participation, Series 1322, Cl. G, 7.50%, 2/15/07                                        2,000,000              2,088,740
       Collateralized Mtg. Obligations, Series 1548, Cl. C, 7%,
       4/15/21                                                                                     4,000,000              4,022,480
       Multiclass Gtd. Mtg. Participation Certificates, Series
       1460, Cl. H, 7%, 5/15/07                                                                    1,500,000              1,554,375
        ----------------------------------------------------------------------------------------------------------------------------
       Federal National Mortgage Assn.:
       11%, 7/1/16                                                                                 6,832,876              7,751,045
       Gtd. Mtg. Pass-Through Certificates, 8%, 8/1/17                                               884,543                920,624
       Gtd. Real Estate Mtg. Investment Conduit Pass-Through
       Certificates, Series 1993-175, Cl. PL, 5%, 10/25/02                                         2,000,000              1,980,000
       Gtd. Real Estate Mtg. Investment Conduit Pass-Through
       Certificates, Series 1993-191, Cl. PD, 5.40%, 3/25/04                                       1,500,000              1,486,395
       Interest-Only Stripped Mtg.-Backed Security, Trust 240, Cl.
       2, 12.095%, 9/1/23(4)                                                                      23,117,327              6,330,174
                                                                                                                       -------------
                                                                                                                         26,997,810
------------------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED - 10.0%
        ----------------------------------------------------------------------------------------------------------------------------
       Government National Mortgage Assn.:
       6%, 1/15/26(5)                                                                              5,000,000              5,053,125
       6%, 7/20/25                                                                                 1,984,195              2,005,278
       7%, 1/15/26(5)                                                                              5,000,000              5,059,400
       10%, 11/15/09                                                                                 328,943                361,015
       10.50%, 12/15/17-7/15/19                                                                      418,560                468,527
       12%, 1/15/99-5/15/14                                                                           66,291                 70,409
       12.75%, 6/15/15                                                                                43,595                 50,461
       8%, 6/15/05-7/15/25                                                                         7,202,212              7,527,961
       9%, 2/15/09-6/15/09                                                                           567,867                608,463
                                                                                                                       -------------
                                                                                                                         21,204,639

 6  Oppenheimer Bond Fund

                                                                                                FACE                   MARKET VALUE
                                                                                                AMOUNT(1)              SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
PRIVATE - 6.9%
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL - 3.4%
        ----------------------------------------------------------------------------------------------------------------------------
       CMC Securities Corp. I, Collateralized Mtg. Obligation,
       Series 1993-D, Cl. D-3, 10%, 7/25/23(6)                                                  $    711,456           $    765,482
        ----------------------------------------------------------------------------------------------------------------------------
       DLJ Mortgage Acceptance Corp., Sub. Collateralized Mtg.
       Obligations, Series X-Q13B, Cl. 3B1, 8.75%, 11/25/24                                        1,442,350              1,449,112
        ----------------------------------------------------------------------------------------------------------------------------
       FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit
       Pass-Through Certificates, Series 1994-C1, Cl. 2-D,
       8.70%, 9/25/25(6)                                                                           1,000,000              1,078,125
        ----------------------------------------------------------------------------------------------------------------------------
       FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit
       Pass-Through Certificates, Series 1994-C1, Cl. 2-E,
       8.70%, 9/25/25(6)                                                                           1,000,000              1,069,687
        ----------------------------------------------------------------------------------------------------------------------------
       Resolution Trust Corp., Commercial Mtg. Pass-Through
       Certificates, Series 1991-M6, Cl. B4, 7.477%, 6/25/21(7)                                       75,761                 75,738
        ----------------------------------------------------------------------------------------------------------------------------
       Resolution Trust Corp., Commercial Mtg. Pass-Through
       Certificates, Series 1992-CHF, Cl. E, 8.25%, 12/25/20                                       2,004,994              1,967,401
        ----------------------------------------------------------------------------------------------------------------------------
       Resolution Trust Corp., Commercial Mtg. Pass-Through
       Certificates, Series 1993-C1, Cl. B, 8.75%, 5/25/24                                           700,000                729,312
                                                                                                                       -------------
                                                                                                                          7,134,857
------------------------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY - 2.2%
        ----------------------------------------------------------------------------------------------------------------------------
       Resolution Trust Corp., Commercial Mtg. Pass-Through
       Certificates, Series 1991-M5, Cl. A, 9%, 3/25/17                                              733,176                776,251
        ----------------------------------------------------------------------------------------------------------------------------
       Resolution Trust Corp., Commercial Mtg. Pass-Through
       Certificates, Series 1994-C1, Cl. C, 8%, 6/25/26                                            1,500,000              1,603,594
        ----------------------------------------------------------------------------------------------------------------------------
       Resolution Trust Corp., Commercial Mtg. Pass-Through
       Certificates, Series 1995-C1, Cl. D, 6.90%, 2/25/27                                         2,500,000              2,387,500
                                                                                                                       -------------
                                                                                                                          4,767,345
------------------------------------------------------------------------------------------------------------------------------------
OTHER - 0.9%
        ----------------------------------------------------------------------------------------------------------------------------
       JHM Mtg. Acceptance Corp., 8.96% Collateralized Mtg.
       Obligation Bonds, Series E, Cl. 5, 4/1/19                                                   1,790,105              1,913,175
------------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL - 0.4%
        ----------------------------------------------------------------------------------------------------------------------------
       Residential Funding Corp., Mtg. Pass-Through
       Certificates, Series 1993-S10, Cl. A9, 8.50%, 2/25/23                                         774,963                800,150
                                                                                                                       -------------
       Total Mortgage-Backed Obligations (Cost $62,473,955)                                                              62,817,976
====================================================================================================================================
U.S. GOVERNMENT OBLIGATIONS - 20.4%
------------------------------------------------------------------------------------------------------------------------------------
TREASURY - 20.4%
------------------------------------------------------------------------------------------------------------------------------------
       U.S. Treasury Bonds:
       11.625%, 11/15/02                                                                           5,000,000              6,743,750
       8.75%, 5/15/20                                                                              6,750,000              9,036,562
       8.75%, 8/15/20                                                                              3,050,000              4,092,719
       8.875%, 8/15/17                                                                            13,500,000             18,090,000
        ----------------------------------------------------------------------------------------------------------------------------
       U.S. Treasury Nts.:
       8.75%, 8/15/00                                                                                550,000                625,109
       8.875%, 11/15/97                                                                            4,335,000              4,615,418
                                                                                                                       -------------
       Total U.S. Government Obligations (Cost $40,331,251)                                                              43,203,558


 7  Oppenheimer Bond Fund

       STATEMENT OF INVESTMENTS (Continued)
                                                                                                FACE                   MARKET VALUE
                                                                                                AMOUNT(1)              SEE NOTE 1
====================================================================================================================================
FOREIGN GOVERNMENT OBLIGATIONS - 0.8%
------------------------------------------------------------------------------------------------------------------------------------
       International Bank for Reconstruction and Development
       Bonds, 12.50%, 7/25/97NZD                                                                $    800,000           $    556,998
        ----------------------------------------------------------------------------------------------------------------------------
       New Zealand (Republic of) Bonds, 10%, 7/15/97NZD                                              390,000                262,030
        ----------------------------------------------------------------------------------------------------------------------------
       Norwegian Government Bonds, 5.75%, 11/30/04NOK                                                540,000                 81,686
        ----------------------------------------------------------------------------------------------------------------------------
       Queensland Treasury Corp. Gtd. Nts., 8%, 8/14/01AUD                                         1,045,000                778,537
                                                                                                                       -------------
       Total Foreign Government Obligations (Cost $1,565,840)                                                             1,679,251
====================================================================================================================================
CORPORATE BONDS AND NOTES - 50.6%
------------------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY - 4.3%
------------------------------------------------------------------------------------------------------------------------------------
CHEMICALS - 0.8%
        ----------------------------------------------------------------------------------------------------------------------------
       Quantum Chemical Corp., 10.375% First Mtg. Nts., 6/1/03                                       900,000              1,024,144
        ----------------------------------------------------------------------------------------------------------------------------
       Rohm & Haas Co., 9.50% Debs., 4/1/21                                                          500,000                602,239
                                                                                                                       -------------
                                                                                                                          1,626,383
------------------------------------------------------------------------------------------------------------------------------------
METALS/MINING - 1.8%
        ----------------------------------------------------------------------------------------------------------------------------
       AMAX, Inc., 9.875% Nts., 6/13/01                                                            1,000,000              1,138,882
        ----------------------------------------------------------------------------------------------------------------------------
       Newmont Mining Corp., 8.625% Nts., 4/1/02                                                   1,000,000              1,107,358
        ----------------------------------------------------------------------------------------------------------------------------
       Teck Corp., 8.70% Debs., 5/1/02                                                             1,500,000              1,663,795
                                                                                                                       -------------
                                                                                                                          3,910,035
------------------------------------------------------------------------------------------------------------------------------------
PAPER - 1.7%
        ----------------------------------------------------------------------------------------------------------------------------
       Crown Paper Co., 11% Sr. Sub. Nts., 9/1/05                                                    750,000                660,000
        ----------------------------------------------------------------------------------------------------------------------------
       Georgia-Pacific Corp., 9.95% Debs., 6/15/02                                                 1,500,000              1,784,147
        ----------------------------------------------------------------------------------------------------------------------------
       Repap Wisconsin, Inc., 9.25% First Priority Sr. Sec. Nts.,
       2/1/02                                                                                        500,000                477,500
        ----------------------------------------------------------------------------------------------------------------------------
       Scotia Pacific Holding Co., 7.95% Timber Collateralized
       Nts., 7/20/15                                                                                 454,847                462,280
        ----------------------------------------------------------------------------------------------------------------------------
       Union Camp Corp., 10% Debs., 5/1/19                                                           100,000                116,911
                                                                                                                       -------------
                                                                                                                          3,500,838
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER RELATED - 6.2%
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS - 0.7%
        ----------------------------------------------------------------------------------------------------------------------------
       Tag-Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(6)                                    550,000                552,063
        ----------------------------------------------------------------------------------------------------------------------------
       Toro Co. (The), 11% Debs., 8/1/17                                                           1,000,000              1,067,115
                                                                                                                       -------------
                                                                                                                          1,619,178
------------------------------------------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/TOBACCO - 1.8%
        ----------------------------------------------------------------------------------------------------------------------------
       American Brands, Inc., 7.875% Debs., 1/15/23                                                2,000,000              2,253,562
        ----------------------------------------------------------------------------------------------------------------------------
       ConAgra, Inc., 7.40% Sub. Nts., 9/15/04                                                       250,000                264,433
        ----------------------------------------------------------------------------------------------------------------------------
       Dr. Pepper/Seven-Up Cos., Inc., 0%/11.50% Sr. Sub.
       Disc. Nts., 11/1/02(8)                                                                        500,000                471,250
        ----------------------------------------------------------------------------------------------------------------------------
       Pulsar Internacional SA de CV, 11.80% Nts., 9/19/96(9)                                        750,000                755,625
                                                                                                                       -------------
                                                                                                                          3,744,870
------------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE - 2.5%
        ----------------------------------------------------------------------------------------------------------------------------
       Grace (W.R.) & Co., 7.25% Medium-Term Nts., 7/15/97                                         2,000,000              2,040,198
        ----------------------------------------------------------------------------------------------------------------------------
       HEALTHSOUTH Corp., 9.50% Sr. Sub. Nts., 4/1/01                                                500,000                536,250
        ----------------------------------------------------------------------------------------------------------------------------
       Imcera Group, Inc., 6% Nts., 10/15/03                                                         500,000                494,950
        ----------------------------------------------------------------------------------------------------------------------------
       R.P. Scherer Corp., 6.75% Sr. Nts., 2/1/04                                                    500,000                475,812
        ----------------------------------------------------------------------------------------------------------------------------
       Service Corp. International, 7% Sr. Nts., 6/1/15                                            1,000,000              1,073,020
        ----------------------------------------------------------------------------------------------------------------------------
       Total Renal Care, Inc., 0%/12% Sr. Sub. Disc. Nts.,
       8/15/04(8)                                                                                    649,000                626,285
                                                                                                                       -------------
                                                                                                                          5,246,515


 8  Oppenheimer Bond Fund


                                                                                                FACE                   MARKET VALUE
                                                                                                AMOUNT(1)              SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
HOTEL/GAMING - 0.6%
        ----------------------------------------------------------------------------------------------------------------------------
       Grand Casinos, Inc., 10.125% Gtd. First Mtg. Nts., 12/1/03                               $    750,000           $    785,625
        ----------------------------------------------------------------------------------------------------------------------------
       HMC Acquisition Properties, Inc., 9% Sr. Nts., 12/15/07(6)                                    500,000                502,500
                                                                                                                       -------------
                                                                                                                          1,288,125
------------------------------------------------------------------------------------------------------------------------------------
RESTAURANTS - 0.4%
        ----------------------------------------------------------------------------------------------------------------------------
       Foodmaker, Inc., 9.25% Sr. Nts., 3/1/99                                                       835,000                803,688
------------------------------------------------------------------------------------------------------------------------------------
TEXTILE/APPAREL - 0.2%
        ----------------------------------------------------------------------------------------------------------------------------
       Fruit of the Loom, Inc., 7% Debs., 3/15/11                                                    500,000                505,204
------------------------------------------------------------------------------------------------------------------------------------
ENERGY - 4.4%
------------------------------------------------------------------------------------------------------------------------------------
       Coastal Corp., 11.75% Sr. Debs., 6/15/06                                                      500,000                531,653
        ----------------------------------------------------------------------------------------------------------------------------
       Enron Corp., 8.10% Nts., 12/15/96                                                           1,500,000              1,536,089
        ----------------------------------------------------------------------------------------------------------------------------
       McDermott, Inc., 9.375% Nts., 3/15/02                                                         100,000                113,618
        ----------------------------------------------------------------------------------------------------------------------------
       Occidental Petroleum Corp., 11.125% Sr. Debs., 6/1/19                                       3,000,000              3,584,202
        ----------------------------------------------------------------------------------------------------------------------------
       Southwest Gas Corp., 9.75% Debs., Series F, 6/15/02                                           275,000                321,762
        ----------------------------------------------------------------------------------------------------------------------------
       Tenneco, Inc., 10% Debs., 3/15/08                                                             100,000                124,414
        ----------------------------------------------------------------------------------------------------------------------------
       Tenneco, Inc., 7.875% Nts., 10/1/02                                                           250,000                272,987
        ----------------------------------------------------------------------------------------------------------------------------
       TransCanada PipeLines Ltd., 9.875% Debs., 1/1/21                                            1,500,000              2,061,675
        ----------------------------------------------------------------------------------------------------------------------------
       United Meridian Corp., 10.375% Gtd. Sr. Sub. Nts.,
       10/15/05                                                                                      500,000                531,250
        ----------------------------------------------------------------------------------------------------------------------------
       Vintage Petroleum, Inc., 9% Sr. Sub. Nts., 12/15/05                                           150,000                151,875
                                                                                                                       -------------
                                                                                                                          9,229,525
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 12.6%
------------------------------------------------------------------------------------------------------------------------------------
BANKS & THRIFTS - 1.7%
        ----------------------------------------------------------------------------------------------------------------------------
       Banco Ganadero SA, Zero Coupon Sr. Unsub. Unsec.
       Nts., 9.931%, 6/15/96(3)(6)                                                                   250,000                239,520
        ----------------------------------------------------------------------------------------------------------------------------
       BankAmerica Corp., 7.50% Sr. Nts., 3/15/97                                                    200,000                204,724
        ----------------------------------------------------------------------------------------------------------------------------
       Chemical New York Corp., 9.75% Sub. Capital Nts.,
       6/15/99                                                                                       300,000                337,112
        ----------------------------------------------------------------------------------------------------------------------------
       First Chicago Corp., 9% Sub. Nts., 6/15/99                                                    100,000                110,118
        ----------------------------------------------------------------------------------------------------------------------------
       First Chicago NBD Bancorp, 7.25% Sub. Debs., 8/15/04                                          250,000                267,041
        ----------------------------------------------------------------------------------------------------------------------------
       National Westminster Bank PLC, 9.375% Gtd. Capital
       Nts., 11/15/03                                                                                 70,000                 83,913
        ----------------------------------------------------------------------------------------------------------------------------
       Royal Bank of Scotland Group (The) PLC, 10.125% Sub.
       Gtd. Capital Nts., 3/1/04                                                                     500,000                621,195
        ----------------------------------------------------------------------------------------------------------------------------
       Westpac Banking Corp., 9.125% Sub. Debs., 8/15/01                                           1,500,000              1,711,150
                                                                                                                       -------------
                                                                                                                          3,574,773

 9  Oppenheimer Bond Fund

       STATEMENT OF INVESTMENTS (Continued)
                                                                                                FACE                   MARKET VALUE
                                                                                                AMOUNT(1)              SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 7.3%
        ----------------------------------------------------------------------------------------------------------------------------
       American Car Line Co., 8.25% Equipment Trust
       Certificates, Series 1993-A, 4/15/08                                                     $    246,000           $    258,608
        ----------------------------------------------------------------------------------------------------------------------------
       Beneficial Corp., 12.875% Debs., 8/1/13                                                        20,000                 24,313
        ----------------------------------------------------------------------------------------------------------------------------
       BHP Finance (USA) Ltd., 8.50% Gtd. Debs., 12/1/12                                           1,500,000              1,780,785
        ----------------------------------------------------------------------------------------------------------------------------
       Enterprise Rent-A-Car USA Finance Co., 7.875% Nts.,
       3/15/98(6)                                                                                  1,500,000              1,554,709
        ----------------------------------------------------------------------------------------------------------------------------
       Ford Motor Credit Co., 9.90% Medium-Term Nts., 11/6/97                                      2,000,000              2,080,364
        ----------------------------------------------------------------------------------------------------------------------------
       GPA Holland BV, 9.75% Medium-Term Nts., Series B,
       6/10/96(6)                                                                                    500,000                500,000
        ----------------------------------------------------------------------------------------------------------------------------
       Lehman Brothers Holdings, Inc., 8.375% Nts., 2/15/99                                          300,000                318,942
        ----------------------------------------------------------------------------------------------------------------------------
       Leucadia National Corp., 7.75% Sr. Nts., 8/15/13                                            2,000,000              2,082,104
        ----------------------------------------------------------------------------------------------------------------------------
       Midland American Capital Corp., 12.75% Gtd. Nts.,
       11/15/03                                                                                      205,000                241,118
        ----------------------------------------------------------------------------------------------------------------------------
       NationsBank Corp., 10.20% Sub. Nts., 7/15/15                                                1,300,000              1,759,866
        ----------------------------------------------------------------------------------------------------------------------------
       PaineWebber Group, Inc., 7% Sr. Nts., 3/1/00                                                  160,000                163,909
        ----------------------------------------------------------------------------------------------------------------------------
       Penske Truck Leasing Co. LP, 7.75% Sr. Nts., 5/15/99                                        1,500,000              1,583,350
        ----------------------------------------------------------------------------------------------------------------------------
       Ryder System, Inc., 8.75% Debs., Series J, 3/15/17                                          1,600,000              1,703,704
        ----------------------------------------------------------------------------------------------------------------------------
       Source One Mortgage Services Corp., 9% Debs., 6/1/12                                        1,250,000              1,485,481
                                                                                                                       -------------
                                                                                                                         15,537,253
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE - 3.6%
        ----------------------------------------------------------------------------------------------------------------------------
       Aetna Life & Casualty Co., 8% Debs., 1/15/17                                                1,000,000              1,060,133
        ----------------------------------------------------------------------------------------------------------------------------
       Capital Holding Corp., 8.75% Debs., 1/15/17                                                 1,200,000              1,272,654
        ----------------------------------------------------------------------------------------------------------------------------
       CNA Financial Corp., 7.25% Debs., 11/15/23                                                  2,000,000              1,990,074
        ----------------------------------------------------------------------------------------------------------------------------
       Torchmark Corp., 7.875% Nts., 5/15/23                                                       3,000,000              3,243,750
                                                                                                                       -------------
                                                                                                                          7,566,611
------------------------------------------------------------------------------------------------------------------------------------
HOUSING RELATED - 0.5%
------------------------------------------------------------------------------------------------------------------------------------
HOMEBUILDERS/REAL ESTATE - 0.5%
        ----------------------------------------------------------------------------------------------------------------------------
       Saul (B.F.) Real Estate Investment Trust, 11.625% Sr.
       Sec. Nts., Series B, 4/1/02                                                                 1,125,000              1,153,125
------------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 7.3%
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/ELECTRONICS/COMPUTERS - 3.2%
        ----------------------------------------------------------------------------------------------------------------------------
       Boeing Co., 7.50% Debs., 8/15/42                                                            2,000,000              2,320,236
        ----------------------------------------------------------------------------------------------------------------------------
       General Electric Capital Corp., 8.75% Debs., 5/21/07                                        1,000,000              1,216,910
        ----------------------------------------------------------------------------------------------------------------------------
       McDonnell Douglas Corp., 9.25% Nts., 4/1/02                                                 1,500,000              1,738,060
        ----------------------------------------------------------------------------------------------------------------------------
       Rolls-Royce Capital, Inc., 7.125% Gtd. Unsec. Unsub.
       Nts., 7/29/03                                                                               1,000,000              1,046,250
        ----------------------------------------------------------------------------------------------------------------------------
       Tracor, Inc., 10.875% Sr. Sub. Nts., 8/15/01                                                  500,000                516,250
                                                                                                                       -------------
                                                                                                                          6,837,706
------------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE - 2.1%
        ----------------------------------------------------------------------------------------------------------------------------
       Chrysler Corp., 10.40% Nts., 8/1/99                                                         1,000,000              1,069,464
        ----------------------------------------------------------------------------------------------------------------------------
       Chrysler Corp., 10.95% Debs., 8/1/17                                                          200,000                224,527
        ----------------------------------------------------------------------------------------------------------------------------
       Foamex LP/Foamex Capital Corp., 11.25% Sr. Nts.,
       10/1/02                                                                                       500,000                482,500
        ----------------------------------------------------------------------------------------------------------------------------
       Ford Motor Co., 8.875% Debs., 11/15/22                                                      2,000,000              2,312,126
        ----------------------------------------------------------------------------------------------------------------------------
       General Motors Acceptance Corp., 5.50% Nts., 12/15/01                                         100,000                 96,549
        ----------------------------------------------------------------------------------------------------------------------------
       General Motors Acceptance Corp., 7.75% Nts., 4/15/97                                          300,000                305,708
                                                                                                                       -------------
                                                                                                                          4,490,874
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS - 2.0%
        ----------------------------------------------------------------------------------------------------------------------------
       Caterpillar, Inc., 9.75% Debs., 6/1/19                                                      1,750,000              2,035,827
        ----------------------------------------------------------------------------------------------------------------------------
       Thomas & Betts Corp., 8.25% Sr. Nts., 1/15/04                                               1,000,000              1,125,063
        ----------------------------------------------------------------------------------------------------------------------------
       Westinghouse Electric Corp., 8.375% Nts., 6/15/02                                           1,000,000              1,022,800
                                                                                                                       -------------
                                                                                                                          4,183,690


10  Oppenheimer Bond Fund


                                                                                                FACE                   MARKET VALUE
                                                                                                AMOUNT(1)              SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
MEDIA - 4.9%
------------------------------------------------------------------------------------------------------------------------------------
BROADCASTING - 0.6%
        ----------------------------------------------------------------------------------------------------------------------------
       Paxson Communications Corp., 11.625% Sr. Sub. Nts.,
       10/1/02(6)                                                                               $    750,000           $    757,500
        ----------------------------------------------------------------------------------------------------------------------------
       United International Holdings, Inc., Zero Coupon Sr. Sec.
       Disc. Nts., 12.982%, 11/15/99(3)                                                              750,000                468,750
                                                                                                                       -------------
                                                                                                                          1,226,250
------------------------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION - 1.9%
        ----------------------------------------------------------------------------------------------------------------------------
       Rogers Cablesystems Ltd., 10% Sr. Sec. Second Priority
       Debs., 12/1/07                                                                              1,000,000              1,067,500
        ----------------------------------------------------------------------------------------------------------------------------
       Tele-Communications, Inc., 5.28% Medium-Term Nts.,
       8/20/96                                                                                     1,000,000                996,207
        ----------------------------------------------------------------------------------------------------------------------------
       TeleWest PLC, 0%/11% Sr. Disc. Debs., 10/1/07(8)                                            1,280,000                776,000
        ----------------------------------------------------------------------------------------------------------------------------
       TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                               1,000,000              1,176,779
                                                                                                                       -------------
                                                                                                                          4,016,486
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA - 1.7%
        ----------------------------------------------------------------------------------------------------------------------------
       Time Warner, Inc., 9.15% Debs., 2/1/23                                                      3,100,000              3,534,961
------------------------------------------------------------------------------------------------------------------------------------
PUBLISHING/PRINTING - 0.7%
        ----------------------------------------------------------------------------------------------------------------------------
       Valassis Communications, Inc., 9.55% Sr. Nts., 12/1/03                                      1,500,000              1,543,258
------------------------------------------------------------------------------------------------------------------------------------
OTHER - 0.3%
------------------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES - 0.3%
        ----------------------------------------------------------------------------------------------------------------------------
       Textron, Inc., 9.55% Medium-Term Nts., 3/19/01                                                500,000                579,296
------------------------------------------------------------------------------------------------------------------------------------
RETAIL - 1.2%
------------------------------------------------------------------------------------------------------------------------------------
DEPARTMENT STORES - 0.2%
        ----------------------------------------------------------------------------------------------------------------------------
       Sears Canada Inc., 11.70% Debs., 7/10/00CAD                                                   500,000                426,186
------------------------------------------------------------------------------------------------------------------------------------
DRUG STORES - 0.2%
        ----------------------------------------------------------------------------------------------------------------------------
       Hook-SupeRx, Inc., 10.125% Sr. Nts., 6/1/02                                                   400,000                438,128
------------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING - 0.4%
        ----------------------------------------------------------------------------------------------------------------------------
       May Department Stores Cos., 10.625% Debs., 11/1/10                                            405,000                564,550
        ----------------------------------------------------------------------------------------------------------------------------
       May Department Stores Cos., 9.875% Debs., 6/1/17                                              250,000                265,491
                                                                                                                       -------------
                                                                                                                            830,041
------------------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS - 0.4%
        ----------------------------------------------------------------------------------------------------------------------------
       Grand Union Co., 12% Sr. Nts., 9/1/04                                                         500,000                435,000
        ----------------------------------------------------------------------------------------------------------------------------
       Penn Traffic Co., 10.25% Sr. Nts., 2/15/02                                                    500,000                478,750
                                                                                                                       -------------
                                                                                                                            913,750
------------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 2.0%
------------------------------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION - 1.3%
        ----------------------------------------------------------------------------------------------------------------------------
       American Airlines, Inc., 9.73% Pass-Through Certificates,
       Series 1991-C2, 9/29/14                                                                     1,000,000              1,118,750
        ----------------------------------------------------------------------------------------------------------------------------
       Atlas Air, Inc., 12.25% Pass-Through Certificates, 12/1/02                                  1,000,000              1,025,000
        ----------------------------------------------------------------------------------------------------------------------------
       Delta Air Lines, Inc., 10.375% Debs., 2/1/11                                                  550,000                707,854
                                                                                                                       -------------
                                                                                                                          2,851,604
------------------------------------------------------------------------------------------------------------------------------------
RAILROADS - 0.7%
        ----------------------------------------------------------------------------------------------------------------------------
       Canadian Pacific Ltd., 9.45% Debs., 8/1/21                                                  1,000,000              1,304,000
        ----------------------------------------------------------------------------------------------------------------------------
       Union Pacific Corp., 9.65% Medium-Term Nts., 4/17/00                                          100,000                113,888
                                                                                                                       -------------
                                                                                                                          1,417,888
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES - 6.9%
------------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.0%
        ----------------------------------------------------------------------------------------------------------------------------
       Commonwealth Edison Co., 6.50% Nts., 7/15/97                                                  225,000                226,315
        ----------------------------------------------------------------------------------------------------------------------------
       Public Service Co. of Colorado, 8.75% First Mtg. Bonds,
       3/1/22                                                                                        250,000                284,110
        ----------------------------------------------------------------------------------------------------------------------------
       Tenaga Nasional Berhad, 7.875% Nts., 6/15/04(6)                                             1,000,000              1,106,039
        ----------------------------------------------------------------------------------------------------------------------------
       Union Gas Ltd., 13% Debs., 6/30/03CAD                                                         572,000                474,450
                                                                                                                       -------------
                                                                                                                          2,090,914

11  Oppenheimer Bond Fund

       STATEMENT OF INVESTMENTS (Continued)
                                                                                                FACE                   MARKET VALUE
                                                                                                AMOUNT(1)              SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 5.9%
        ----------------------------------------------------------------------------------------------------------------------------
       A+ Network, Inc., 11.875% Sr. Sub. Nts., 11/1/05                                         $  1,000,000           $  1,012,500
        ----------------------------------------------------------------------------------------------------------------------------
       Cellular Communications International, Inc., Zero Coupon
       Sr. Disc. Nts., 11.44%, 8/15/00(3)                                                            500,000                301,250
        ----------------------------------------------------------------------------------------------------------------------------
       GST Telecommunications, Inc., Units (each unit consists
       of eight 0%/13.875% sr. disc. nts., 12/15/05 and one
       0%/13.875% cv. sr. sub. disc. nt., 12/15/05)(6)(8)(10)                                        900,000                470,000
        ----------------------------------------------------------------------------------------------------------------------------
       Horizon Cellular Telephone LP/Horizon Finance Corp.,
       0%/11.375% Sr. Sub. Disc. Nts., 10/1/00(8)                                                  1,250,000              1,068,750
        ----------------------------------------------------------------------------------------------------------------------------
       IntelCom Group (USA), Inc., 0%/13.50% Sr. Disc. Nts.,
       9/15/05(6)(8)                                                                                 600,000                346,500
        ----------------------------------------------------------------------------------------------------------------------------
       New York Telephone Co., 9.375% Debs., 7/15/31                                               2,500,000              2,976,547
        ----------------------------------------------------------------------------------------------------------------------------
       Nextel Communications, Inc., 0%/11.50% Sr. Disc. Nts.,
       9/1/03(8)                                                                                   1,000,000                618,750
        ----------------------------------------------------------------------------------------------------------------------------
       Pacific Bell, 8.50% Debs., 8/15/31                                                          2,000,000              2,234,214
        ----------------------------------------------------------------------------------------------------------------------------
       PriCellular Wireless Corp., 0%/14% Sr. Sub. Disc. Nts.,
       11/15/01(8)                                                                                 1,000,000                880,000
        ----------------------------------------------------------------------------------------------------------------------------
       Southern New England Telephone Co., 8.70% Medium-
       Term Nts., 8/15/31                                                                          2,000,000              2,203,806
        ----------------------------------------------------------------------------------------------------------------------------
       USA Mobile Communications, Inc. II, 9.50% Sr. Nts.,
       2/1/04                                                                                        500,000                497,500
                                                                                                                       -------------
                                                                                                                         12,609,817
                                                                                                                       -------------

       Total Corporate Bonds and Notes (Cost $100,700,984)                                                              107,296,972

                                                                                                UNITS
====================================================================================================================================
RIGHTS, WARRANTS AND CERTIFICATES - 0.0%
------------------------------------------------------------------------------------------------------------------------------------
       Cellular Communications International, Inc. Wts.,
       Exp. 8/03                                                                                         500                 11,250
        ----------------------------------------------------------------------------------------------------------------------------
       IntelCom Group, Inc. Wts., Exp. 9/05(6)                                                         1,980                  7,920
                                                                                                                       -------------
       Total Rights, Warrants and Certificates (Cost $0)                                                                     19,170
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $209,990,533)                                                          103.7%         219,968,999
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                     (3.7)          (7,751,705)
                                                                                                ---------------        -------------
NET ASSETS                                                                                               100.0%        $212,217,294
                                                                                                ===============        =============

        1.  Face amount is reported in U.S. Dollars, except for those denoted
       in the following currencies:
       AUD - Australian Dollar               IDR - Indonesian Rupiah
       CAD - Canadian Dollar                 NOK - Norwegian Krone
       CLP - Chilean Peso                    NZD - New Zealand Dollar
        2. Indexed instrument for which the principal amount and/or interest due at maturity is affected by the relative value of a foreign currency.
        3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
        4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
        5. When-issued security to be delivered and settled after December 31, 1995.
        6. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $8,950,045 or 4.22% of the Fund's net assets, at December 31, 1995.
        7.  Represents the current interest rate for a variable rate security.
        8. Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.
        9. Identifies issues considered to be illiquid - See Note 6 of Notes to Financial Statements.
       10. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.
       See accompanying Notes to Financial Statements.

12  Oppenheimer Bond Fund

                          STATEMENT OF ASSETS AND LIABILITIES  December 31, 1995

==================================================================================================================================
ASSETS                    Investments, at value (cost $209,990,533) - see accompanying statement                     $219,968,999
                          --------------------------------------------------------------------------------------------------------
                          Receivables:
                          Interest and principal paydowns                                                               3,449,576
                          Shares of beneficial interest sold                                                              502,558
                          Receivable from OppenheimerFunds, Inc.                                                           20,522
                          --------------------------------------------------------------------------------------------------------
                          Other                                                                                            25,430
                                                                                                                      ------------
                          Total assets                                                                                223,967,085

==================================================================================================================================
LIABILITIES               Bank overdraft                                                                                  306,908
                          --------------------------------------------------------------------------------------------------------
                          Payables and other liabilities:
                          Investments purchased                                                                        10,088,020
                          Dividends                                                                                       610,049
                          Shares of beneficial interest redeemed                                                          545,312
                          Distribution and service plan fees                                                              110,630
                          Transfer and shareholder servicing agent fees                                                     9,767
                          Other                                                                                            79,105
                                                                                                                     -------------
                          Total liabilities                                                                            11,749,791

==================================================================================================================================
NET ASSETS                                                                                                           $212,217,294
                                                                                                                     -------------
                                                                                                                     -------------

==================================================================================================================================
COMPOSITION OF            Paid-in capital                                                                            $206,251,590
NET ASSETS                --------------------------------------------------------------------------------------------------------
                          Undistributed net investment income                                                             116,937
                          --------------------------------------------------------------------------------------------------------
                          Accumulated net realized loss on investments and
                          foreign currency transactions                                                                (4,129,345)
                          --------------------------------------------------------------------------------------------------------
                          Net unrealized appreciation on investments and translation of
                          assets and liabilities denominated in foreign currencies                                      9,978,112
                                                                                                                     -------------

                          Net assets                                                                                 $212,217,294
                                                                                                                     -------------
                                                                                                                     -------------

==================================================================================================================================
NET ASSET VALUE           Class A Shares:
PER SHARE                 Net asset value and redemption price per share (based on net assets
                          of $169,059,333 and 15,399,839 shares of beneficial interest outstanding)                         $10.98

                          Maximum offering price per share (net asset value plus sales charge
                          of 4.75% of offering price)                                                                       $11.53

                          --------------------------------------------------------------------------------------------------------
                          Class B Shares:
                          Net asset value, redemption price and offering price per share (based on
                          net assets of $39,187,315 and 3,570,470 shares of beneficial interest outstanding)                $10.98

                          --------------------------------------------------------------------------------------------------------
                          Class C Shares:
                          Net asset value, redemption price and offering price per share (based on
                          net assets of $3,970,646 and 361,451 shares of beneficial interest outstanding)                   $10.99

                          See accompanying Notes to Financial Statements.


13  Oppenheimer Bond Fund

                          STATEMENT OF OPERATIONS                          For the Year Ended December 31, 1995

==================================================================================================================================
INVESTMENT INCOME         Interest (net of foreign withholding taxes of $13,483)                                      $10,089,605

==================================================================================================================================
EXPENSES                  Management fees - Note 4                                                                        820,507
                          --------------------------------------------------------------------------------------------------------
                          Distribution and service plan fees - Note 4:
                          Class A                                                                                         287,716
                          Class B                                                                                         127,308
                          Class C                                                                                           4,560
                          --------------------------------------------------------------------------------------------------------
                          Transfer and shareholder servicing agent fees - Note 4                                          247,878
                          --------------------------------------------------------------------------------------------------------
                          Shareholder reports                                                                             147,863
                          --------------------------------------------------------------------------------------------------------
                          Legal and auditing fees                                                                          38,082
                          --------------------------------------------------------------------------------------------------------
                          Registration and filing fees:
                          Class A                                                                                          22,344
                          Class B                                                                                          10,705
                          Class C                                                                                           1,358
                          --------------------------------------------------------------------------------------------------------
                          Custodian fees and expenses                                                                      32,880
                          --------------------------------------------------------------------------------------------------------
                          Trustees' fees and expenses                                                                         872
                          --------------------------------------------------------------------------------------------------------
                          Other                                                                                            21,787
                                                                                                                      ------------
                          Total expenses                                                                                1,763,860
                                                                                                                      ------------
                          Less reimbursement of expenses by OppenheimerFunds, Inc. - Note 4                               (20,522)
                                                                                                                      ------------
                          Net expenses                                                                                  1,743,338

==================================================================================================================================
NET INVESTMENT INCOME                                                                                                   8,346,267

==================================================================================================================================
REALIZED AND              Net realized gain (loss) on:
UNREALIZED GAIN (LOSS)    Investments                                                                                     566,180
                          Closing of futures contracts - Note 8                                                          (931,937)
                          Foreign currency transactions                                                                    64,980
                                                                                                                      ------------
                          Net realized loss                                                                              (300,777)

                          --------------------------------------------------------------------------------------------------------
                          Net change in unrealized appreciation or depreciation on:
                          Investments                                                                                  12,202,101
                          Translation of assets and liabilities denominated in foreign currencies                        (136,201)
                                                                                                                      ------------
                          Net change                                                                                   12,065,900
                                                                                                                      ------------
                          Net realized and unrealized gain                                                             11,765,123

==================================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                  $20,111,390
                                                                                                                      ------------
                                                                                                                      ------------

                          See accompanying Notes to Financial Statements.



14  Oppenheimer Bond Fund


                          STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED DECEMBER 31,
                                                                                                1995                 1994
==================================================================================================================================
OPERATIONS                Net investment income                                                 $  8,346,267         $  6,537,608
                          --------------------------------------------------------------------------------------------------------
                          Net realized loss                                                         (300,777)          (2,274,518)
                          --------------------------------------------------------------------------------------------------------
                          Net change in unrealized appreciation or depreciation                   12,065,900           (8,559,673)
                                                                                                ----------------------------------
                          Net increase (decrease) in net assets resulting
                          from operations                                                         20,111,390           (4,296,583)

==================================================================================================================================
DIVIDENDS AND             Dividends from net investment income:
DISTRIBUTIONS             Class A                                                                 (7,564,945)          (6,381,575)
TO SHAREHOLDERS           Class B                                                                   (751,223)            (156,032)
                          Class C                                                                    (29,746)                  --
                          --------------------------------------------------------------------------------------------------------
                          Dividends in excess of net investment income:
                          Class A                                                                         --             (298,880)
                          Class B                                                                         --               (7,308)

==================================================================================================================================
BENEFICIAL INTEREST       Net increase (decrease) in net assets resulting from
TRANSACTIONS              beneficial interest transactions - Note 2:
                          Class A                                                                 61,827,603           (3,255,547)
                          Class B                                                                 34,622,947            1,918,288
                          Class C                                                                  3,910,520                   --

==================================================================================================================================
NET ASSETS                Total increase (decrease)                                              112,126,546          (12,477,637)
                          --------------------------------------------------------------------------------------------------------
                          Beginning of period                                                    100,090,748          112,568,385
                                                                                                ----------------------------------
                          End of period [including undistributed (overdistributed)
                          net investment income of $116,937 and
                          $(204,894), respectively]                                             $212,217,294         $100,090,748
                                                                                                ----------------------------------
                                                                                                ----------------------------------

                          See accompanying Notes to Financial Statements.


15  Oppenheimer Bond Fund

---------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------
                                              CLASS A
                                              -----------------------------------------------------------------------


                                              YEAR ENDED DECEMBER 31,
                                                 1995           1994          1993           1992           1991(4)
=====================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period              $10.01         $11.12        $10.74         $10.80          $9.86
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .69            .65           .69            .75            .82
Net realized and unrealized gain (loss)              .96          (1.08)          .40           (.05)           .90
---------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                          1.65           (.43)         1.09            .70           1.72
---------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                (.68)          (.65)         (.71)          (.76)          (.78)
Dividends in excess of net investment
income                                                --           (.03)            --             --            --
---------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                     (.68)          (.68)         (.71)          (.76)          (.78)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $10.98         $10.01        $11.12         $10.74         $10.80
                                              =======================================================================
=====================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE (5)               16.94%         (3.87)%       10.30%          6.77%         18.28%
=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)        $169,059        $96,640      $110,759       $106,290        $90,623
---------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $116,940       $102,168      $111,702        $98,672        $86,471
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              6.47%          6.25%         6.20%          7.00%          8.02%
Expenses, before voluntary reimbursement
by the Manager                                     1.27%          1.06%         1.06%          1.10%          1.23%
Expenses, net of voluntary reimbursement
by the Manager                                     1.26%           N/A            N/A            N/A           N/A
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (7)                       175.4%          70.3%        110.1%         116.4%          97.1%

1.  For the period from July 11, 1995 (inception of offering) to December 31,
1995.
2.  For the period from May 1, 1993 (inception of offering) to December 31,
1993.
3. Operating results prior to April 15, 1988 were achieved by the Fund's predecessor corporation as a closed-end fund under different investment objectives and policies. Such results are thus not necessarily representative of operating results the Fund may achieve under its current investment objectives and policies.
4. On March 28, 1991, OppenheimerFunds, Inc. became the investment advisor to the Fund.

See accompanying Notes to Financial Statements.


16  Oppenheimer Bond Fund

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
                                              CLASS A
                                              --------------------------------------------------------------------------------------
                                                                         ELEVEN
                                                                         MONTHS
                                                                         ENDED
                                                                         DEC. 31,      YEAR ENDED JANUARY 31,
                                            1990          1989           1988(3)        1988(3)       1987(3)        1986(3)
====================================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period        $10.29        $10.12         $10.55         $11.30        $11.16         $10.91
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          .88           .92            .93           1.09          1.16           1.22
Net realized and unrealized gain (loss)       (.43)          .19           (.36)          (.55)          .22            .35
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                     .45          1.11            .57            .54          1.38           1.57
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income          (.88)         (.94)         (1.00)         (1.29)        (1.24)         (1.32)
Dividends in excess of net investment
income                                          --            --             --            --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                               (.88)         (.94)         (1.00)         (1.29)        (1.24)         (1.32)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $9.86        $10.29         $10.12         $10.55        $11.30         $11.16
                                            ========================================================================================
====================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE (5)          4.74%        11.31%          4.48%           N/A           N/A            N/A
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)    $87,021       $96,380       $102,293       $118,568      $125,513       $121,979
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $90,065      $100,891       $111,264       $118,724      $123,045       $118,253
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                         8.85%         8.85%          8.75%         10.28%        10.45%         11.26%
Expenses, before voluntary reimbursement
by the Manager                                1.26%         1.14%          1.05%          0.98%         0.93%          0.97%
Expenses, net of voluntary reimbursement
                                              1.24%          N/A            N/A            N/A           N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (7)                   80.4%         41.3%          45.0%          19.5%         59.8%          36.5%


---------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------
                                            CLASS B                                         CLASS C
                                            ------------------------------------            -------------
                                                                                            PERIOD ENDED
                                            YEAR ENDED DECEMBER 31,                         DECEMBER 31,
                                            1995           1994          1993(2)            1995(1)
=========================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period        $10.01         $11.11        $11.10             $10.89
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                          .63            .58           .40                .28
Net realized and unrealized gain (loss)        .94          (1.08)          .03                .10
---------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                    1.57           (.50)          .43                .38
---------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income          (.60)          (.57)         (.42)              (.28)
Dividends in excess of net investment
income                                          --           (.03)            --                 --
---------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                               (.60)          (.60)         (.42)              (.28)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period              $10.98         $10.01        $11.11             $10.99
                                            =============================================================
=========================================================================================================
TOTAL RETURN, AT NET ASSET VALUE (5)        16.06%         (4.53)%        3.91%              3.76%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)    $39,187         $3,451        $1,809             $3,971
---------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $12,823         $2,747          $922               $979
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                         5.84%          5.53%        4.80%(6)           6.32%(6)
Expenses, before voluntary reimbursement
by the Manager                                2.12%          1.78%        1.90%(6)           2.25%(6)
Expenses, net of voluntary reimbursement
by the Manager                                2.08%            N/A          N/A              1.96%(6)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (7)                  175.4%          70.3%        110.1%             175.4%

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
6.  Annualized.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1995 were $233,752,932 and $211,825,884, respectively.


17  Oppenheimer Bond Fund

NOTES TO FINANCIAL STATEMENTS
================================================================================
1.  SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Bond Fund (the Fund), formerly named Oppenheimer Investment Grade Bond Fund, is a separate fund of Oppenheimer Integrity Funds, a diversified, open end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income by investing mainly in debt instruments. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A , Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.
--------------------------------------------------------------------------------
SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of December 31, 1995, the Fund had entered into outstanding when-issued or forward commitments of $10,088,020.

In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.
--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At December 31, 1995, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $6,446,000, which expires between 1997 and 2003.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.



18  Oppenheimer Bond Fund

================================================================================
1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

During the year ended December 31, 1995, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1995, amounts have been reclassified to reflect a decrease in paid-in capital of $363,225, an increase in undistributed net investment income of $321,478, and a decrease in accumulated net realized loss on investments of $41,747.
--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.






19  Oppenheimer Bond Fund

================================================================================
2.  SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                                     YEAR ENDED DECEMBER 31, 1995(1)   YEAR ENDED DECEMBER 31, 1994
                                                                     -------------------------------   -----------------------------
                                                                     SHARES         AMOUNT             SHARES          AMOUNT
                           ---------------------------------------------------------------------------------------------------------
                           Class A:
                           Sold                                       3,592,604     $ 37,958,201        1,071,379       $ 11,256,317
                           Dividends reinvested                         401,453        4,283,086          323,100          3,353,309
                           Issued in connection with
                           the acquisition of:
                           Oppenheimer Strategic Investment
                           Grade Bond Fund - Note 7                   2,101,654       22,529,733               --                --
                           Quest Investment Quality Income
                           Fund - Note 7                              3,900,357       42,201,864               --                --
                           Redeemed                                  (4,249,502)     (45,145,281)      (1,704,508)      (17,865,173)
                                                                   -------------    -------------    -------------     -------------
                           Net increase (decrease)                    5,746,566     $ 61,827,603         (310,029)     $ (3,255,547)
                                                                   =============    =============    =============     =============
                           ---------------------------------------------------------------------------------------------------------
                           Class B:
                           Sold                                       1,038,290     $ 11,014,073         293,817       $  3,089,618
                           Dividends reinvested                          45,815          494,471          11,974            123,504
                           Issued in connection with
                           the acquisition of:
                           Oppenheimer Strategic Investment
                           Grade Bond Fund - Note 7                   1,474,533       15,806,991               --                --
                           Quest Investment Quality Income
                           Fund - Note 7                              1,236,995       13,384,283               --                --
                           Redeemed                                    (569,823)      (6,076,871)        (123,969)       (1,294,834)
                                                                   -------------    -------------    -------------     -------------
                           Net increase                               3,225,810     $ 34,622,947          181,822      $  1,918,288
                                                                   =============    =============    =============     ============
                           ---------------------------------------------------------------------------------------------------------
                           Class C:
                           Sold                                          47,725     $    516,952               --      $         --
                           Dividends reinvested                           1,625           17,809               --                --
                           Issued in connection with
                           the acquisition of
                           Quest Investment Quality
                           Income Fund - Note 7                         362,821        3,929,348               --                --
                           Redeemed                                     (50,720)        (553,589)              --                --
                                                                   -------------    -------------    -------------     ------------
                           Net increase                                 361,451     $  3,910,520               --      $         --
                                                                   =============    =============    =============     ============

                           1. For the year ended December 31, 1995 for Class A and Class B shares and for the period from July 11, 1995 (inception of offering) to December 31, 1995 for Class C shares.

================================================================================
3.  UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At December 31, 1995, net unrealized appreciation on investments of $9,978,466 was composed of gross appreciation of $11,552,223, and gross depreciation of $1,573,757.

================================================================================
4.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. At a meeting held on July 10, 1995, shareholders of Oppenheimer Bond Fund approved a new investment advisory agreement. Subsequent to July 10, management fees are as follows: .75% of the first $200 million of the Fund's average annual net assets, .72% of the next $200 million, .69% of the next $200 million, .66% of the next $200 million, .60% of the next $200 million, and .50% of aggregate net assets over $1 billion. Prior to July 10, 1995, management fees were as follows: .50% on the first $100 million of average annual net assets with a reduction of .05% on each $200 million thereafter, to .35% on net assets in excess of $500 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent state regulatory limit on Fund expenses.

The Manager has agreed to reimburse the Fund for SEC fees incurred in connection with the acquisition of Quest Investment Quality Income Fund.

For the year ended December 31, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $166,065, of which $59,442 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $167,546 and $5,007, of which $14,745 was paid to an affiliated broker/dealer. During the year ended December 31, 1995, OFDI received contingent deferred sales charges of $33,311 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.


20  Oppenheimer Bond Fund

================================================================================
4.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

Under separate approved plans, each class may expend up to .25% of its net assets annually to compensate OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B and Class C shares are subject to an asset-based sales charge of .75% of net assets annually, to compensate OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B or Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B or Class C shares sold prior to termination or discontinuance of the plan. At December 31, 1995, OFDI had incurred unreimbursed expenses of $1,004,267 for Class B and $21,412 for Class C. During the year ended December 31, 1995, OFDI paid $142,856 and $2,033, respectively, to an affiliated broker/dealer as compensation for Class A and Class B personal service and maintenance expenses, and retained $106,790 and $1,848, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs.

================================================================================
5.  DEFERRED TRUSTEE COMPENSATION

A former trustee elected to defer receipt of fees earned. These deferred fees earned interest at a rate determined by the current Board of Trustees at the beginning of each calendar year, compounded each quarter-end. From January 1, 1995 through May 10, 1995, the Fund was incurring interest at a rate of 7.89% per annum. The final payment was made on May 10, 1995.

================================================================================
6.  ILLIQUID AND RESTRICTED SECURITIES

At December 31, 1995, investments in securities included issues that are illiquid or restricted. The securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase) in illiquid or restricted securities. The aggregate value of these securities subject to this limitation at December 31, 1995 was $755,625 which represents .36% of the Fund's net assets. Information concerning these securities is as follows:

                                                                                                                  VALUATION PER
                                                                                                  COST            UNIT AS OF
                           SECURITY                                        ACQUISITION DATE       PER UNIT        DECEMBER 31, 1995
                           ---------------------------------------------------------------------------------------------------------
                           Pulsar Internacional SA de CV, 11.80%
                           Nts., 9/19/96                                   9/14/95                $100.00         $100.75

                           Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.






21  Oppenheimer Bond Fund

================================================================================
7. ACQUISITION OF STRATEGIC INVESTMENT GRADE AND QUEST INVESTMENT QUALITY INCOME FUND

On September 22, 1995, the Fund acquired all the net assets of Oppenheimer Strategic Investment Grade Bond Fund, pursuant to an Agreement and Plan of Reorganization approved by the Oppenheimer Strategic Investment Grade Bond Fund shareholders on September 20, 1995. The Fund issued 2,101,654 and 1,474,533 shares of beneficial interest for Class A and Class B, respectively, valued at $22,529,733 and $15,806,991 in exchange for the net assets, resulting in combined Class A net assets of $125,283,258 and Class B net assets of $24,206,043 on September 22, 1995. The net assets acquired included net unrealized appreciation of $772,151. The exchange qualifies as a tax-free reorganization for federal income tax purposes.

On November 24, 1995, the Fund acquired all the net assets of Quest Investment Quality Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the Quest Investment Quality Income Fund shareholders on November 16, 1995. The Fund issued 3,900,357, 1,236,995 and 362,821 shares of beneficial interest for Class A, Class B and Class C, respectively, valued at $42,201,864, $13,384,283 and $3,929,348 in exchange for the net assets, resulting in combined Class A net assets of $168,776,907, Class B net assets of $38,281,909 and Class C net assets of $4,265,500 on November 24, 1995. The net assets acquired included net unrealized appreciation of $2,983,610. The exchange qualifies as a tax-free reorganization for federal income tax purposes.
================================================================================
8.  FUTURES CONTRACTS

The Fund may buy and sell futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities. The Fund will segregate assets to cover its commitments under futures contracts.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.





22  Oppenheimer Bond Fund

INDEPENDENT AUDITORS' REPORT
================================================================================
The Board of Trustees and Shareholders of Oppenheimer Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Bond Fund (formerly Oppenheimer Investment Grade Bond Fund) as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1995 and 1994, and the financial highlights for the period January 1, 1991 to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights (except for total return) for the period February 1, 1985 to December 31, 1990 were audited by other auditors whose report dated February 4, 1991, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Bond Fund at December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP

Denver, Colorado
January 22, 1996



























23  Oppenheimer Bond Fund

FEDERAL INCOME TAX INFORMATION (Unaudited)
================================================================================
In early 1996, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1995. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

None of the dividends paid by the Fund during the fiscal year ended December 31, 1995 are eligible for the corporate dividend- received deduction.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in the state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


24  Oppenheimer Bond Fund

SHAREHOLDER MEETING (Unaudited)
================================================================================
On July 10, 1995, a special shareholder meeting was held at which the proposed changes in the Fund's investment policies were approved (Proposal No. 1), the new advisory agreement with the Manager was approved (Proposal No. 2), and the Fund's amended Class B 12b-1 Distribution and Service Plan was approved by Class B shareholders (Proposal No. 3), as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:

                                                                                   WITHHELD/           BROKER
         PROPOSAL                           FOR                  AGAINST           ABSTAIN             NON-VOTES      TOTAL
         ---------------------------------------------------------------------------------------------------------------------------
         Proposal No. 1                     4,962,101.683        449,195.254       185,962.536         1,135,744      5,597,259.473

         Proposal No. 2                     4,892,601.396        492,950.944       211,707.133         1,135,744      5,597,259.473

         Proposal No. 3                       286,217.802         29,365.485         7,912.259            61,076        323,495.546











25  Oppenheimer Bond Fund

OPPENHEIMER BOND FUND
A SERIES OF OPPENHEIMER INTEGRITY FUNDS

================================================================================
OFFICERS AND TRUSTEES
James C. Swain, Chairman and Chief Executive Officer
Robert G. Avis, Trustee
William A. Baker, Trustee
Charles Conrad, Jr., Trustee
Raymond J. Kalinowski, Trustee
C. Howard Kast, Trustee
Robert M. Kirchner, Trustee
Bridget A. Macaskill, President
Ned M. Steel, Trustee
Andrew J. Donohue, Vice President
David P. Negri, Vice President
David Rosenberg, Vice President
George C. Bowen, Vice President, Secretary and Treasurer
Robert J. Bishop, Assistant Treasurer
Scott Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary
================================================================================
INVESTMENT ADVISOR
OppenheimerFunds, Inc.
================================================================================
DISTRIBUTOR
OppenheimerFunds Distributor, Inc.
================================================================================
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
================================================================================
CUSTODIAN OF PORTFOLIO SECURITIES
The Bank of New York
================================================================================
INDEPENDENT AUDITORS
Deloitte & Touche LLP
================================================================================
LEGAL COUNSEL
Myer, Swanson, Adams & Wolf, P.C.



This is a copy of a report to shareholders of Oppenheimer Bond Fund. This report must be preceded by a Prospectus of Oppenheimer Bond Fund. For material information concerning the Fund, see the Prospectus.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.












26  Oppenheimer Bond Fund

-----------------------
OPPENHEIMERFUNDS FAMILY
-----------------------

================================================================================
               OppenheimerFunds offers over 35 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.
                    When you invest with OppenheimerFunds, you can feel comfor-
               table knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 2.8 million shareholder accounts and more than $41 billion under Oppenheimer's management and that of our affiliates.
                    At OppenheimerFunds, we don't charge a fee to exchange
               shares. And you can exchange shares easily by mail or by tele-phone.(1) For more information on Oppenheimer funds, please con-tact your financial advisor or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

================================================================================
STOCK FUNDS    Global Emerging Growth Fund       Growth Fund
               Enterprise Fund                   Global Fund
               Discovery Fund                    Quest Global Value Fund
               Quest Small Cap Value Fund        Oppenheimer Fund
               Gold & Special Minerals Fund      Value Stock Fund
               Target Fund                       Quest Value Fund
================================================================================
STOCK & BOND   Main Street Income & Growth Fund  Global Growth & Income Fund
FUNDS          Quest Opportunity Value Fund      Equity Income Fund
               Total Return Fund                 Asset Allocation Fund
               Quest Growth & Income Value Fund  Strategic Income & Growth Fund

================================================================================
BOND FUNDS     International Bond Fund           Bond Fund
               High Yield Fund                   U.S. Government Trust
               Strategic Income Fund             Limited-Term Government Fund
               Champion Income Fund

================================================================================
TAX-EXEMPT     California Tax-Exempt Fund(2)     Pennsylvania Tax-Exempt Fund(2)
FUNDS          Florida Tax-Exempt Fund(2)        Tax-Free Bond Fund
               New Jersey Tax-Exempt Fund(2)     Insured Tax-Exempt Fund
               New York Tax-Exempt Fund(2)       Intermediate Tax-Exempt Fund

================================================================================
MONEY MARKET   Money Market Fund                 Cash Reserves
FUNDS

               1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.
               2. Available only to investors in certain states. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
               -c-Copyright 1996 OppenheimerFunds, Inc. All rights reserved.


27 Oppenheimer Bond Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-8 p.m. ET
Saturday 10 a.m.-2 p.m. ET
--------------
1-800-525-7048
--------------

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET
--------------
1-800-852-8457
--------------

PHONELINK
24 hours a day, automated
information and transactions
--------------
1-800-533-3310
--------------

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
--------------
1-800-843-4461
--------------

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
--------------
1-800-835-3104
--------------

RA0285.001.1295 February 28, 1996
------------------------------------------------------------------------------

"HOW MAY I HELP YOU?"                [PHOTO]

                              Jennifer Leonard, Customer Service Representative OppenheimerFunds Services

As an Oppenheimer funds shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.
     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.
     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.
     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.
     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer fund's transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.
     So call us today--we're here to help.
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[LOGO] OPPENHEIMERFUNDS-R-                                      --------------
       OppenheimerFunds Distributor, Inc.                       Bulk Rate
       P.O. Box 5270                                            U.S. Postage
       Denver, CO 80217-5270                                    PAID
                                                                Permit No. 314
                                                                Farmingdale, NY
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